Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 323,666,195.54
Previously Paid Amount	0
Total Fee Amount	49,553.3
Total Offset Amount	0
Net Fee	$ 49,553.3